Exhibit 99.2

USF Corporation

MR A SAMPLE

DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

!123456564525!

MMMMMMMMMMMM

000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext

C 1234567890 J N T

Mark this box with an X if you have made changes to your name or address details above.

Special Meeting Proxy Card

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF USF CORPORATION FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2005

The undersigned hereby appoints Thomas E. Bergmann and Richard C. Pagano, or any of them or their substitutes, as proxies, each with the power to appoint his substitutes, and hereby authorizes them to represent and vote, as designated herein, all the shares of common stock of USF Corporation held of record by the undersigned at the close of business on April 21, 2005, with all powers that the undersigned would possess if personally present, at the Special Meeting of Stockholders to be held at Embassy Suites Hotel O’Hare Rosemont, 5500 N. River Road, Rosemont, IL, 60018, on Monday, May 23, 2005, at 10:00 a.m. C.D.T., and at any reconvened meeting following adjournments or postponements of the Special Meeting. In their discretion, the proxies are authorized to take action in accordance with their judgment upon any other business that may properly come before the Special Meeting, or any reconvened meeting following an adjournment or postponement of the Special Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS. THE PROXIES ARE AUTHORIZED TO TAKE ACTION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING, OR ANY RECONVENED MEETING FOLLOWING AN ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS PROXY CARD.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

Admission Ticket

USF Corporation - Special Meeting of Stockholders May 23, 2005 10:00 a.m., C.D.T.

Embassy Suites Hotel O’Hare - Rosemont 5500 N. River Road Rosemont, IL 60018

MR A SAMPLE

DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

C 1234567890 J N T

00FKHB

C 1234567890 JNT

Proxy - USF Corporation

A Proposals

PLEASE SEE THE TELEPHONE AND INTERNET VOTING INSTRUCTIONS BELOW.

The Board of Directors recommends a vote "FOR" the following proposals.

	For	Against	Abstain
1. To adopt the Agreement and Plan of Merger, dated as of February 27, 2005, and amended as of May 1, 2005, by and among Yellow Roadway Corporation, Yankee II LLC and USF Corporation (the "Merger Agreement").	☐	☐	☐
2. To approve adjournments or postponements of the Special Meeting of Stockholders of USF Corporation (the "Special Meeting"), if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the above proposal.	☐	☐	☐

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. When signing as a partnership, please sign in partnership name by an authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
		/ /

6UPX HHH PPPP 0056351

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)

- Call toll free 1-800-711-7196 in the United States or Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the simple instructions provided by the recorded message.

To vote using the Internet

- Go to the following web site: **WWW.COMPUTERSHARE.COM/US/PROXY/USFBLUE**
- Enter the information requested on your computer screen and follow the simple instructions.

C0123456789

12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Eastern Daylight Time, on May 22, 2005.

THANK YOU FOR VOTING

USF Corporation

MR A SAMPLE

DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

!123456564525!

MMMMMMMMMMMM

000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext

C 1234567890 J N T

Mark this box with an X if you have made changes to your name or address details above.

Special Meeting Proxy Card - Employees’ 401(k) Retirement Plan

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF USF CORPORATION FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2005

To Fidelity Management Trust Company (the “Trustee”), Trustee of the USF Corporation Employees’ 401(k) Retirement Plan (the “Plan”): The undersigned, a participant in the Plan acting in the capacity as a named fiduciary under the Plan, hereby directs the Trustee to vote in person or by proxy all shares of common stock of USF Corporation credited to the undersigned’s account under the Plan on April 21, 2005. The undersigned understands that shares of common stock of USF Corporation credited to participants’ accounts under the Plan for which timely instructions are not received by the Trustee (“Non-Directed Shares”) and any shares of common stock of USF Corporation held by the Plan but not credited to participants’ accounts under the Plan (“Unallocated Shares”) will be voted by the Trustee in the same proportion as the Trustee votes shares of common stock of USF Corporation for which it receives timely and proper voting directions.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). NON-DIRECTED SHARES AND UNALLOCATED SHARES WILL BE VOTED AS INDICATED ABOVE.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, YOU WILL NEED TO MARK THE “FOR” BOX FOR THAT PROPOSAL.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

YOU ARE ENCOURAGED TO HAVE YOUR VOTE SUBMITTED NO LATER THAN TUESDAY, MAY 17, 2005 TO ALLOW SUFFICIENT TIME FOR TABULATION.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

Admission Ticket

USF Corporation - Special Meeting of Stockholders May 23, 2005 10:00 a.m., C.D.T.

Embassy Suites Hotel O’Hare - Rosemont 5500 N. River Road Rosemont, IL 60018

MR A SAMPLE

DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

C 1234567890 J N T

00FKIB

C 1234567890 JNT

Proxy - USF Corporation

A Proposals

PLEASE SEE THE TELEPHONE AND INTERNET VOTING INSTRUCTIONS BELOW.

The Board of Directors recommends a vote "FOR" the following proposals.

	For	Against	Abstain
1. To adopt the Agreement and Plan of Merger, dated as of February 27, 2005, and amended as of May 1, 2005, by and among Yellow Roadway Corporation, Yankee II LLC and USF Corporation (the "Merger Agreement").	☐	☐	☐
2. To approve adjournments or postponements of the Special Meeting of Stockholders of USF Corporation (the "Special Meeting"), if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the above proposal.	☐	☐	☐

CONFIDENTIAL VOTE REQUESTED — Yes ☐

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. When signing as a partnership, please sign in partnership name by an authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
		/ /

6UPX HHH PPPP 0056352

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)

- Call toll free 1-800-824-1908 in the United States or Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the simple instructions provided by the recorded message.

To vote using the Internet

- Go to the following web site: **WWW.COMPUTERSHARE.COM/US/PROXY/USF401KBLUE**
- Enter the information requested on your computer screen and follow the simple instructions.

C0123456789

12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Eastern Daylight Time, on May 22, 2005.

THANK YOU FOR VOTING

USF Corporation

MR A SAMPLE

DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

!123456564525!

MMMMMMMMMMMM

000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext

C 1234567890 J N T

Mark this box with an X if you have made changes to your name or address details above.

Special Meeting Proxy Card - Non-Qualified Employee Stock Purchase Plan

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF USF CORPORATION FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2005

To Computershare Trust Company (the “Trustee”), Trustee of the USF Corporation Non-Qualified Employee Stock Purchase Plan (the “Plan”): The undersigned, a participant in the Plan acting in the capacity as a named fiduciary under the Plan, hereby directs the Trustee to vote in person or by proxy all shares of common stock of USF Corporation credited to the undersigned’s account under the Plan on April 21, 2005. The undersigned understands that shares of common stock of USF Corporation credited to participants’ accounts under the Plan for which timely instructions are not received by the Trustee (“Non-Directed Shares”) and any shares of common stock of USF Corporation held by the Plan but not credited to participants’ accounts under the Plan (“Unallocated Shares”) will be voted by the Trustee in the same proportion as the Trustee votes shares of common stock of USF Corporation for which it receives timely and proper voting directions. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). NON-DIRECTED SHARES AND UNALLOCATED SHARES WILL BE VOTED AS INDICATED ABOVE.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, YOU WILL NEED TO MARK THE “FOR” BOX FOR THAT PROPOSAL.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

YOU ARE ENCOURAGED TO HAVE YOUR VOTE SUBMITTED NO LATER THAN TUESDAY, MAY 17, 2005 TO ALLOW SUFFICIENT TIME FOR TABULATION.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

Admission Ticket

USF Corporation - Special Meeting of Stockholders May 23, 2005 10:00 a.m., C.D.T.

Embassy Suites Hotel O’Hare - Rosemont 5500 N. River Road Rosemont, IL 60018

MR A SAMPLE

DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

C 1234567890 J N T 00fkjb

C 1234567890 J N T

Proxy - USF Corporation

A Proposals

PLEASE SEE THE TELEPHONE AND INTERNET VOTING INSTRUCTIONS BELOW.

The Board of Directors recommends a vote "FOR" the following proposals.

	For	Against	Abstain
1. To adopt the Agreement and Plan of Merger, dated as of February 27, 2005, and amended as of May 1, 2005, by and among Yellow Roadway Corporation, Yankee II LLC and USF Corporation (the "Merger Agreement").	☐	☐	☐
2. To approve adjournments or postponements of the Special Meeting of Stockholders of USF Corporation (the "Special Meeting"), if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the above proposal.	☐	☐	☐

	Yes
CONFIDENTIAL VOTE REQUESTED	☐

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. When signing as a partnership, please sign in partnership name by an authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
		/ /

6 U P X HHH P P P P 0056353

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)

- Call toll free 1-800-831-1372 in the United States or Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the simple instructions provided by the recorded message.

To vote using the Internet

- Go to the following web site: **WWW.COMPUTERSHARE.COM/US/PROXY/USFESPPBLUE**
- Enter the information requested on your computer screen and follow the simple instructions.

C0123456789

12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Eastern Daylight Time, on May 22, 2005.

THANK YOU FOR VOTING

USF Corporation

MR A SAMPLE

DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

!123456564525!

MMMMMMMMMMMM

000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext

C 1234567890 J N T

Mark this box with an X if you have made changes to your name or address details above.

Special Meeting Proxy Card

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF USF CORPORATION FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2005

The undersigned hereby appoints Thomas E. Bergmann and Richard C. Pagano, or any of them or their substitutes, as proxies, each with the power to appoint his substitutes, and hereby authorizes them to represent and vote, as designated herein, all the shares of common stock of USF Corporation held of record by the undersigned at the close of business on April 21, 2005, with all powers that the undersigned would possess if personally present, at the Special Meeting of Stockholders to be held at Embassy Suites Hotel O’Hare Rosemont, 5500 N. River Road, Rosemont, IL, 60018, on Monday, May 23, 2005, at 10:00 a.m. C.D.T., and at any reconvened meeting following adjournments or postponements of the Special Meeting. In their discretion, the proxies are authorized to take action in accordance with their judgment upon any other business that may properly come before the Special Meeting, or any reconvened meeting following an adjournment or postponement of the Special Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS. THE PROXIES ARE AUTHORIZED TO TAKE ACTION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING, OR ANY RECONVENED MEETING FOLLOWING AN ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS PROXY CARD.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

00FKKB

C 1234567890 J N T

Proxy - USF Corporation

A Proposals

The Board of Directors recommends a vote “FOR” the following proposals.

For Against Abstain

1. To adopt the Agreement and Plan of Merger, dated as of February 27, 2005, and amended as of May 1, 2005, by and among Yellow Roadway Corporation, Yankee II

LLC and USF Corporation (the “Merger Agreement”).

For Against Abstain

2. To approve adjournments or postponements of the Special Meeting of Stockholders of USF

Corporation (the “Special Meeting”), if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the above proposal.

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. When signing as a partnership, please sign in partnership name by an authorized person.

Signature 1 - Please keep signature within the box Signature 2 - Please keep signature within the box Date (mm/dd/yyyy)

6 U P X H H H P P P P 0056354